SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 20, 2000

                             ----------------------

                         COMMISSION FILE NUMBER 0-26476

NEVADA                             SAFESCIENCE, INC.          33-0231238
(State of other jurisdiction of (Exact name of registrant as   (I.R.S. Employer
incorporation or organization)   specified in its charter)   Identification No.)

                31 St. James Avenue, Boston, Massachusetts       02116
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              (Address of principal executive officers) (Zip Code)

        Registrant's telephone number, including area code (617) 422-0674
                             ----------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

ITEM 5.           OTHER EVENTS

         On October 20, 2000, SafeScience, Inc. (the "Company") announced that the U.S. Environmental Protection Agency had approved conditional registration of the Company's Elexa-4 Plant Defense Booster.

         A copy of the press release issued by the Company in connection with the above-stated approval is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

Exhibit Number                           Description
--------------                           -----------

     99.1            Press Release dated October 20, 2000 issued by the Company.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  October 26, 2000            By:     /s/ Bradley J. Carver
                                            ---------------------
                                            Bradley J. Carver
                                            President